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                                  UNITED STATES
                        SECURITIES AND EXCHANGE COMMISION

                              WASHINGTON, D.C 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 27, 2003
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                                GLB BANCORP, INC.
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             (Exact name of registrant as specified in its charter)

        State of Ohio                  000-24255                31-1529973
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(State or other jurisdiction          (Commission             (IRS Employer
     of incorporation)                File Number)          Identification No.)

   7001 Center Street, Mentor, Ohio                              44060
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(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code.  (440)  974-0000
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                                       N/A
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         (Former name or former address, if changed since last report.)

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                                TABLE OF CONTENTS

Item 5.  Other Events

Item 7.  Financial Statements and Exhibits

         Exhibit 99.1  GLB Bancorp January 27, 2003 press release

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duty caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    GLB BANCORP, INC.
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                                                       (Registrant)
                                                 Dated: January 27, 2003


                                               /s/ Richard T. Flenner Jr._
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                                                       (Signature)
                                                   Richard T. Flenner Jr.
                                           President and Chief Executive Officer